                                                                    Exhibit 10.2

                     COLLATERAL PLEDGE OF STOCK AGREEMENT
                     ------------------------------------

          COLLATERAL PLEDGE OF STOCK AGREEMENT, made the 8th day of September, 1997, by and between PHYSICIAN SUPPORT SYSTEMS, INC. and certain of its direct and indirect subsidiaries (collectively, the "Pledgor") and CORESTATES BANK, N.A., as agent for the several Lenders (the "Pledgee").

                                  BACKGROUND
                                  ----------

          A. Pursuant to an Amended and Restated Loan Agreement dated the date hereof (the "Loan Agreement") among the Pledgor , the Pledgee, and the several Lenders named therein (collectively, the "Lenders"), the Lenders have provided a $65,000,000 revolving credit facility to the Pledgor (the "Credit Facility").

          B. The Credit Facility is evidenced by several promissory notes dated the date hereof (the "Notes") of the Pledgor payable to the order of each Lender in the aggregate principal amount of $65,000,000.

          C. The Pledgor has agreed to secure its obligations and liabilities under the Notes and Loan Agreement by pledging to Pledgee all of the shares of stock of the direct and indirect subsidiaries of Physician Support Systems, Inc. (each, an "Issuer") owned, directly or indirectly, by Physician Support Systems, Inc. or any Subsidiary.

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

          1. Definitions.
             -----------

             (a) "Event of Default" shall mean an Event of Default as defined in the Loan Agreement.

             (b) "Obligations" shall mean all of the liabilities and obligations
(i) of the Pledgor to Pledgee and the Lenders under the Loan Agreement, and (ii) of Physician Support Systems, Inc. or any of its direct or indirect subsidiaries to any Lender under any agreement entered into with such Lender in connection with hedging interest rate risk (as more fully described in section 5.15 of the Loan Agreement), whether now or hereafter created or existing.

             (c) "Pledged Stock" shall mean the shares of capital stock or membership interests of the Issuers described on Exhibit "A" attached hereto and made a part hereof, together with all certificates, options, rights, or other distributions issued as an addition to, in substitution or in exchange for, or on account of any such shares or interests, and all proceeds of the foregoing, now or hereafter owned or acquired by the Pledgor or any Subsidiary.

             (d) Capitalized terms used herein without definition shall have the meanings given to such terms in the Loan Agreement.

          2. Pledge and Grant of Security Interest.
             -------------------------------------

             (a) As security for the prompt satisfaction of the Obligations, the Pledgor hereby pledges to the Pledgee and grants to the Pledgee a lien on and security interest in the Pledged Stock.

             (b) If the Pledgor shall become entitled to receive or shall receive, in connection with any of the Pledged Stock, any:

                 (i) Stock certificate, including, but without limitation, any certificate issued in connection with a stock dividend, an increase or reduction of capital, a reclassification, a merger, a consolidation, a sale of assets, a combination of shares, a stock split, a spin-off or split-off;

                 (ii) Option, warrant or right, whether as an addition to or in substitution or in exchange for any of the Pledged Stock, or otherwise;

                 (iii) Dividend or distribution payable in property, including securities issued by other than the issuer of any of the Pledged Stock; or

                 (iv) Dividends or distributions of any sort;

then: the Pledgor shall accept the same as the Pledgee's agent, in trust for the Pledgee, and shall deliver them forthwith to the Pledgee in the exact form received with, as applicable, the Pledgor's endorsement when necessary, or appropriate stock powers duly executed in blank, to be held by the Pledgee, subject to the terms hereof, as part of the Pledged Stock.

             (c) Pledgor herewith delivers the Pledged Stock to Pledgee represented by certificates duly endorsed in blank, or accompanied by appropriate stock powers duly endorsed in blank with signatures guaranteed and Pledgee acknowledges receipt thereof.

             (d) At any time after the occurrence and during the continuation of an Event of Default, Pledgee, at its option, may have any or all of the Pledged Stock registered in its name or that of its nominee, and the Pledgor hereby covenants that, upon the Pledgee's request, the Pledgor will cause the Issuers to effect such registration. Prior to the occurrence of an Event of Default, the Pledgor shall nevertheless retain all voting rights with respect to the Pledged Stock. Immediately and without further notice, upon the occurrence and during the continuation of an Event of Default, whether or not the Pledged Stock shall have been registered in the name of the Pledgee or its nominee, the Pledgee or its nominee shall have, with respect to the Pledged Stock, the right to exercise all voting rights as to all of the shares of the Pledged Stock and all other corporate rights and all conversion, exchange, subscription or other rights, privileges or options pertaining thereto as if it were the absolute owner thereof, including, without limitation, the right to exchange any or all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other readjustment of any Issuer, or upon the exercise by any Issuer of any right, privilege, or option pertaining to any of the Pledged Stock and, in connection therewith, to deliver any of the Pledged Stock to any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it; but the Pledgee shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

             (e) Unless an Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to receive for the Pledgor's own use cash dividends on the Pledged Stock paid out of retained earnings. Upon the occurrence and during the continuation of an Event of Default, the Pledgee may require any such cash dividends to be applied toward the satisfaction of the Obligations.

             (f) Upon the occurrence of an Event of Default, and at any time thereafter during the continuation thereof, the Pledgee shall have and may exercise with reference to the Pledged Stock any or all of the rights and remedies of a secured party (i) under the Pennsylvania Uniform Commercial Code,
(ii) under any other applicable law, or (iii) under this agreement, including without limitation and without demand of performance or other demand, advertisement, or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Pledgor or any other person (all of which are, to the extent permitted by law, hereby expressly waived), the right to forthwith realize upon the Pledged Stock or any part thereof and the right to sell or otherwise dispose of and deliver the Pledged Stock or any part thereof or interest therein, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of the Pledgee's offices or elsewhere, at such prices and on such terms (including, but without limitation, a requirement that any purchaser of all or any part of the Pledged Stock purchase the shares constituting the Pledged Stock for investment and without any intention to make a distribution thereof) as it may deem best, for cash or on credit, or for future delivery without assumption of any credit risk, with the right to the Pledgee or any purchaser to purchase upon any such sale the whole or any part of the Pledged Stock free of any right or equity of redemption in the Pledgor, which right or equity is hereby expressly waived and released.

             (g) The proceeds of any such disposition or other action by the Pledgee shall be applied as follows:

                 (i) First, to the costs and expenses incurred in connection therewith or incidental thereto or to the care or safekeeping of any of the Pledged Stock or in any way relating to the rights of the Pledgee hereunder, including reasonable attorneys' fees and legal expenses;

                 (ii) Second, to the satisfaction of the Obligations;

                 (iii) Third, to the payment of any other amounts required by applicable law (including, without limitation, Section 9-504(a) of the Pennsylvania Uniform Commercial Code); and

                 (iv) Fourth, to the Pledgor to the extent of any surplus proceeds.

             (h) The Pledgee need not give more than ten (10) days' notice of the time and place of any public sale or of the time after which a private sale may take place, which notice the Pledgor hereby deems reasonable, or such longer period of time as expressly required under any laws or regulations to which PSS shall then be subject (including, for this purpose, the rules of any stock exchange or trading market on which shares of PSS's common stock are traded).

             (i) If an Event of Default shall have occurred and be continuing, the Pledgee shall not be required to marshal any present or future security for, or guarantees of, the Notes or to resort to any such security or guarantee in any particular order and the Pledgor waives, to the fullest extent that the Pledgor lawfully can, any right the Pledgor might have to require the Pledgee to pursue any particular remedy before proceeding against the Pledgor.

          3. Representations and Warranties.  The Pledgor represents and
             ------------------------------
warrants that:

             (a) The Pledgor has, and has duly exercised, all requisite power and authority to enter into this Agreement, to pledge the Pledged Stock for the purposes described in Paragraph 2(a), and to carry out the transactions contemplated by this Agreement;

             (b) The Pledgor is the legal and beneficial owner of all of the Pledged Stock;

             (c) The shares or membership interests evidenced by the Pledged Stock constitute all of the outstanding shares of capital stock of the Issuers or membership interests in the Issuers, as the case may be;

             (d) All of the shares of the Pledged Stock have been duly and validly issued, are fully paid and nonassessable, and are owned by the Pledgor free of any pledge, mortgage, hypothecation, lien, charge, encumbrance, restriction, option or other right to purchase, or security interest in such shares or the proceeds thereof, except for that granted hereunder;

             (e) The execution and delivery of this Agreement, and the performance of its terms, will not result in any violation of any provision of the certificate of incorporation or by-laws, or violate or constitute a default under the terms of any agreement, indenture or other instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation, applicable to any Issuer or the Pledgor or any of its or the Pledgor's property;

             (f) There are no outstanding options, warrants, or other rights to purchase any shares of capital stock of any Issuer or any capital stock equivalents; and

             (g) Upon delivery of the Pledged Stock to the Pledgee or its agent, this Agreement shall create a valid first lien upon and perfected security interest in the Pledged Stock and the proceeds thereof, subject to no prior security interest, lien, charge or encumbrance, or agreement purporting to grant to any third party a security interest in the property or assets of the Pledgor which would include the Pledged Stock.

          4. Covenants.
             ---------

             (a) The Pledgor hereby covenants that, until all of the Obligations have been satisfied in full, the Pledgor will not:

                 (i) Sell, convey, or otherwise dispose of any of the Pledged Stock or any interest therein or create, incur, or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever in or with respect to any of the Pledged Stock or the proceeds thereof, other than that created hereby or pursuant to Section 5.15 of the Loan Agreement; or

                 (ii) Consent to or approve the issuance of any additional shares of any class of capital stock of any

     Issuer; or any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or nonoccurrence of any event or condition into, or exchangeable for, any such shares; or any warrants, options, rights, or other commitments entitling any person to purchase or otherwise acquire any such shares.

             (b) The Pledgor warrants and will, at the Pledgor's own expense, defend the Pledgee's right, title, special property and security interest in and to the Pledged Stock against the claims of any person, firm, corporation or other entity.

             (c) The Pledgee hereby agrees to cooperate with all reasonable requests of PSS in connection with PSS's obligations under the Securities Exchange Act of 1934 and with respect to the NASDAQ National Market (or any exchange on which PSS's common stock may be listed) as such obligations relate to PSS's ownership or disposition of the Subsidiaries.

          5. Registration of Pledged Stock. [Intentionally Omitted.]
             -----------------------------

          6. Certain Sales. The Pledgor recognizes (i) that the Pledgee may
             -------------
not be able to effect a public sale of any or all Pledged Stock (by reason of prohibitions contained in the Securities Act of 1933 and applicable state securities laws or otherwise), but may have to resort to private sales to a restricted group of purchasers that can only lawfully acquire such securities for their own account for investment and not with a view to distribution or resale, (ii) that such sale may not reflect the best price obtainable in a public market for securities, (iii) that such private sales shall not be deemed to have been made in a commercially unreasonable manner, and (iv) that the Pledgee has no obligation to delay sale of any Pledged Stock to permit the issuer thereof to register it for public sale under the Securities Act.

          7. Additional Rights. Notwithstanding the foregoing, the Pledgor
             -----------------
acknowledges and agrees that the Pledgee may, in addition to any other right provided hereunder or under applicable law,

             (a) sell the Pledged Stock at one or more private sales to a restricted group of purchasers agreeing to hold the Pledged Stock for their own account for investment and not with a view to distribution or resale, or

             (b) sell the Pledged Stock in one or more transactions on any recognized market on which securities are regularly traded, without any duty to make any effort to obtain any "control premium" or other premium over the offering price on any public market as of the time of such sale, and Pledgee shall have no liability to the Pledgor or anyone else for any effect such disposition may have on the price of the Issuer's securities on any public or private market.

          8. Public Sales. The Pledgor further agrees that if the Pledgee
             ------------
either sells the Pledged Stock in the usual manner on any recognized market therefor, or sells the Pledged Stock at the price current in such market at the time of the sale, or if the Pledgee has otherwise sold the Pledged Stock in conformity with practices among dealers in securities, whether in one or more public or private sales, the Pledgee shall be conclusively presumed to have sold the Pledged Stock in a commercially reasonable manner, and shall have no liability to the Pledgor on account of such sale or sales.

          9. Notices. The Pledgor will promptly deliver to the Pledgee all
             -------
written notices, and will promptly give the Pledgee written notice of any other notices, received by it with respect to Pledged Stock, and the Pledgee will promptly give like notice to the Pledgor of any such notices received by it or its nominee.

          10. Additional Documentation. The Pledgor shall at any time, and
              ------------------------
from time to time, upon the written request of the Pledgee, execute and deliver such further documents and do such further acts and things as the Pledgee may reasonably request to effect the purposes of this Agreement, including, without limitation, delivering to the Pledgee upon the occurrence of an Event of Default irrevocable proxies with respect to the Pledged Stock in form satisfactory to the Pledgee. Until receipt thereof, this Agreement shall constitute the Pledgor's proxy to the Pledgee or its nominee to vote all shares of Pledged Stock then registered in the Pledgor's name upon the occurrence and during the continuation of an Event of Default.

          11. Termination. Upon the satisfaction in full of all Obligations
              -----------
and the satisfaction of all additional costs and expenses of the Pledgee as provided herein, this Agreement shall terminate and the Pledgee shall deliver to the Pledgor, at the Pledgor's expense, such of the Pledged Stock as shall not have been sold or otherwise applied pursuant to this Agreement.

          12. No Liability. Beyond the exercise of reasonable care to assure
              ------------
the safe custody of the Pledged Stock while held hereunder, the Pledgee shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Pledged Stock upon surrendering it or tendering surrender of it to the Pledgor.

          13. No Waiver. No course of dealing between the Pledgor and the
              ---------
Pledgee, nor any failure to exercise, nor any delay in exercising, any right, power or privilege of the Pledgee hereunder or under the Notes shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          14. Rights and Remedies Cumulative. The rights and remedies provided
              ------------------------------
herein and in the Notes and in all other agreements, instruments, and documents delivered pursuant to or in connection with the Notes are cumulative and are in addition to and not exclusive of any rights or remedies provided by law, including, but without limitation, the rights and remedies of a secured party under the Pennsylvania Uniform Commercial Code.

          15. Severability; Invalidity. The provisions of this Agreement are
              ------------------------
severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision or part thereof in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision in this Agreement in any jurisdiction.

          16. Immunity; Submission to Jurisdiction. The Pledgor hereby
              ------------------------------------
irrevocably and unconditionally waives any right to claim immunity in respect of itself or any of the Pledged Stock, including immunity from jurisdiction, immunity from attachment prior to judgment, immunity from attachment in aid of execution of judgment, and immunity from execution of judgment, all in respect of any legal suit, action or proceeding arising out of or relating to this Agreement. In addition, the Pledgor agrees that any such suit, action or proceeding may be instituted in the courts of the Commonwealth of Pennsylvania or the United States District Court for the Eastern District of Pennsylvania, and irrevocably submits to the jurisdiction of any such court for any such purpose.

          17. Successors and Assigns. This Agreement shall inure to the
              ----------------------
benefit of and shall be binding upon the successors and assigns of the parties hereto.

          18. Choice of Law. This Agreement shall be construed in accordance
              -------------
with the domestic, internal law of the Commonwealth of Pennsylvania without regard to principles of conflicts of law and is intended to take effect as an instrument under seal.

          19. Construction. Whenever the context hereof requires, the singular
              ------------
shall mean the plural, the plural shall mean the singular, the masculine gender shall mean the neuter gender or the feminine gender or the neuter gender shall mean the masculine gender or the feminine gender.

          IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.

                              PHYSICIAN SUPPORT SYSTEMS, INC.

                              By /s/ David S. Geller      (SEAL)
                                --------------------------
                                    David S. Geller,
                                    Senior Vice President

                              SPRING ANESTHESIA GROUP, INC.

                              By /s/ David S. Geller
                                --------------------------------
                                    David S. Geller,
                                    Senior Vice President

                              NORTH COAST HEALTH CARE MANAGEMENT, INC.

                              By /s/ David S. Geller
                                --------------------------------
                                    David S. Geller,
                                    Senior Vice President

                              PSS C-CARE, INC.

                              By /s/ David S. Geller
                                ---------------------------------
                                    David S. Geller,
                                    Vice President

                              PSI ACQUISITION CORPORATION

                              By /s/ David S. Geller
                                ---------------------------------
                                    David S. Geller,
                                    Vice President

                                         "Pledgor"

                              CORESTATES BANK, N.A., as Agent for the several Lenders

                              By /s/ Gary R. Johnson
                                --------------------------------
                                         Vice President
                                         "Pledgee"

COMMONWEALTH OF PENNSYLVANIA  :
                              :ss.
COUNTY OF LANCASTER           :

          On this 8th day of September, 1997, before me, a notary public, the undersigned officer, personally appeared DAVID S. GELLER, who acknowledged himself to be a Senior Vice President of PHYSICIAN SUPPORT SYSTEMS, INC., a Delaware corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                    /s/ Doris J. Martin
                              ----------------------------------
                                    Notary Public

COMMONWEALTH OF PENNSYLVANIA  :
                              :ss.
COUNTY OF LANCASTER           :

          On this 8th day of September, 1997, before me, a notary public, the undersigned officer, personally appeared DAVID S. GELLER, who acknowledged himself to be the Senior Vice President of SPRING ANESTHESIA GROUP, INC., a California corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                    /s/ Doris J. Martin
                              ----------------------------------
                              Notary Public

COMMONWEALTH OF PENNSYLVANIA  :
                              :ss.
COUNTY OF LANCASTER           :

          On this 8th day of September, 1997, before me, a notary public, the undersigned officer, personally appeared DAVID S. GELLER, who acknowledged himself to be a Senior Vice President of NORTH COAST HEALTH CARE MANAGEMENT, INC., an Ohio corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                    /s/ Doris J. Martin
                              ----------------------------------
                              Notary Public

COMMONWEALTH OF PENNSYLVANIA  :
                              :ss.
COUNTY OF LANCASTER           :

          On this 8th day of September, 1997, before me, a notary public, the undersigned officer, personally appeared DAVID S. GELLER, who acknowledged himself to be a Vice President of PSS C-CARE, INC., a Delaware corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                 /s/ Doris J. Martin
                         --------------------------------------
                         Notary Public

COMMONWEALTH OF PENNSYLVANIA  :
                              :ss.
COUNTY OF LANCASTER           :

          On this 8th day of September, 1997, before me, a notary public, the undersigned officer, personally appeared DAVID S. GELLER, who acknowledged himself to be a Vice President of PSI ACQUISITION CORP, a Michigan corporation, and that he as such an officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                 /s/ Doris J. Martin
                         --------------------------------------
                         Notary Public

                                  EXHIBIT "A"
                                  -----------

                    Pledged Stock and Membership Interests
                    --------------------------------------

                             Certificate  No. of            Registered
          Issuer                 No.      Shares               Owner
          ------               ------     ------              --------
Synergistic Systems, Inc.           124        1                PSS

EE&C Financial Services,
 Inc.                                13    1,000                PSS

Revenue Production
 Management, Inc.                  0004    1,000                PSS

PSS PBS Northwest, Inc.               1    1,000                PSS

North Coast Health Care
 Management, Inc.                     6      100                PSS

Physerv Solutions, Inc.            0014    1,000       PSI Acquisition Corp.

Spring Anesthesia Group, Inc.        15       53                PSS

Medical Intercept Systems, LLC       29    100%                 PSS

PSS ALM, Inc.                         1    1,000                PSS

Medical Management Support, Inc.      1    1,000                PSS

Data Processing Systems, Inc.         1    1,000                PSS

Independent Anesthesia IPA
 of California, Inc.                  1    1,000   Spring Anesthesia Group, Inc.

Independent Anesthesia IPA
 of Arizona, Inc.                     1    1,000   Spring Anesthesia Group, Inc.

North Coast Account Systems, Inc.     1    1,000      North Coast Health Care
                                                         Management, Inc.

PSS EE&C Health Services, Inc.        1    1,000                PSS

MED-Data Interface Systems, LLC      38    100%                 PSS

PSS C-Care, Inc.                      1    1,000                PSS

PSS PAMBI, Inc.                       1    1,000                PSS

PSI Acquisition Corporation           1    1,000                PSS


C-Care, Inc.                         24    1,000         PSS C-Care, Inc.

H.O.P.E. Enterprises
 Group, Inc.                          9    1,000         PSS C-Care, Inc.

Professional Medical
 Recovery Service, Inc.               9    1,000         PSS C-Care, Inc.

                                      A-2